   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1997.
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          CAMBRIDGE NEUROSCIENCE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                          13-3319074
           (STATE OR OTHER JURISDICTION                             (I.R.S. EMPLOYER
         OF INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MASSACHUSETTS 02139 (617) 225-0600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                 ELKAN R. GAMZU
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          CAMBRIDGE NEUROSCIENCE, INC.
                        ONE KENDALL SQUARE, BUILDING 700
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 225-0600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:

              WILLIAM T. WHELAN, ESQ.                             LESLIE E. DAVIS, ESQ.
                PALMER & DODGE LLP                           TESTA, HURWITZ & THIBEAULT, LLP
                 ONE BEACON STREET                                  HIGH STREET TOWER
            BOSTON, MASSACHUSETTS 02108                              125 HIGH STREET
                  (617) 573-0100                               BOSTON, MASSACHUSETTS 02110
                                                                     (617) 248-7000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-18225

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

============================================================================================================
                                                                              PROPOSED
                                                           PROPOSED       MAXIMUM AGGREGATE    AMOUNT OF
      TITLE OF EACH CLASS OF          AMOUNT TO BE     MAXIMUM OFFERING       OFFERING        REGISTRATION
    SECURITIES TO BE REGISTERED       REGISTERED(1)   PRICE PER SHARE(2)     PRICE(1)(2)          FEE
------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value.....   460,000 shares        $11.625          $5,347,500          $1,621
============================================================================================================

(1) Includes 60,000 shares which the Underwriters may purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(c) and based on the average of the high and low sales prices on January 29, 1997, as reported on the Nasdaq National Market.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

     This Registration Statement is being filed with respect to the registration of additional shares of the common stock, $.001 par value per share, of Cambridge NeuroScience, Inc., a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (Registration No. 333-18225) (the "Earlier Registration Statement") are incorporated in this Registration Statement by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on January 30, 1997.

                                          CAMBRIDGE NEUROSCIENCE, INC.

                                          By: /s/ Elkan R. Gamzu
                                              ------------------------------
                                              Elkan R. Gamzu, Ph.D.
                                              President and Chief Executive
                                                Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement thereto has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              CAPACITY                               DATE
---------                              --------                               ----

/s/ Elkan R. Gamzu                     President, Chief Executive Officer     January 30, 1997
-------------------------------------  and Director (Principal Executive
Elkan R. Gamzu, Ph.D.                  Officer)

Harry W. Wilcox, III*                  Senior Vice President, Finance and     January 30, 1997
-------------------------------------  Business Development and Chief
Harry W. Wilcox, III                   Financial Officer (Principal
                                       Financial and Accounting Officer)

Nancy S. Amer*                         Director                               January 30, 1997
-------------------------------------
Nancy S. Amer

Burkhard Blank, M.D.*                  Director                               January 30, 1997
-------------------------------------
Burkhard Blank, M.D.

Ira A. Jackson*                        Director                               January 30, 1997
-------------------------------------
Ira A. Jackson

S. Joshua Lewis*                       Director                               January 30, 1997
-------------------------------------
S. Joshua Lewis

Joseph B. Martin*                      Director                               January 30, 1997
-------------------------------------
Joseph B. Martin, M.D., Ph.D.

Paul C. O'Brien*                       Director                               January 30, 1997
-------------------------------------
Paul C. O'Brien

Peter Stalker, III*                    Director                               January 30, 1997
-------------------------------------
Peter Stalker, III

*By:    /s/  ELKAN R. GAMZU
     ------------------------------
         Elkan R. Gamzu, Ph.D.
            Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.                                  DESCRIPTION
------------                                 -----------
     5.1       Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder. Filed herewith...................................

    23.1       Consent of Ernst & Young LLP, independent auditors. Filed herewith.....

    23.2       Consent of Palmer & Dodge LLP (included in Exhibit 5.1)................

    24.1*      Power of Attorney......................................................

---------------
* Filed with the Company's Registration Statement on Form S-3 (Registration No. 333-18225).